Exhibit 99.1

Telenav Announces Expiration of “Go-Shop” Period

Transaction Expected to Close During First Calendar Quarter of 2021

SANTA CLARA, Calif. – December 3, 2020 – Telenav, Inc. (NASDAQ: TNAV), a leading provider of connected-car and location-based services, today announced the expiration of the 30-day “go-shop” period under the terms of the previously announced definitive merger agreement, pursuant to which V99, Inc., a Delaware corporation led by HP Jin, Co-Founder, President, and Chief Executive Officer of Telenav, will acquire Telenav for $4.80 per share in an all cash transaction. The “go-shop” period expired at 11:59 p.m. PT on December 2, 2020.

During the “go-shop” period, Telenav’s Special Committee, with the assistance of B. Riley Securities, Inc. (“B. Riley Securities”), Telenav’s financial advisor, actively solicited alternative acquisition proposals from third parties that the Special Committee and B. Riley Securities believed might be interested in a possible alternative transaction. During the “go-shop” period, B. Riley Securities had substantive discussions with three parties that B. Riley Securities had contacted prior to the announcement of the definitive merger agreement, and B. Riley Securities contacted 39 third parties that it had not contacted prior to the announcement of the definitive merger agreement. The Special Committee did not receive any alternative acquisition proposals from any third party during the “go-shop” period.

Upon expiration of the “go-shop” period, Telenav became subject to customary “no-shop” restrictions under the merger agreement that limit its and its representatives’ ability to solicit alternative acquisition proposals from third parties, provided that the Special Committee may still consider alternative proposals in accordance with the “fiduciary out” provisions of the merger agreement.

The transaction is expected to close during the first calendar quarter of 2021, subject to customary closing conditions, including approval by Telenav stockholders, approval by Telenav stockholders holding a majority of the outstanding shares owned by stockholders other than Mr. Jin, Mr. Chen, Changbin Wang, and each of their affiliates and related parties, and receipt of regulatory approvals. Upon closing of the transaction, Telenav common stock will no longer be listed on any public market.

About Telenav, Inc.

Telenav is a leading provider of connected car and location-based services, focused on transforming life on the go for people - before, during, and after every drive. Leveraging our location platform, we enable our customers to deliver custom connected car and mobile experiences. To learn more about how Telenav’s location platform powers personalized navigation, mapping, big data intelligence, social driving, and location-based advertising, visit www.telenav.com.

“Telenav” and the “Telenav” logo are registered trademarks of Telenav, Inc. Unless otherwise noted, all other trademarks, service marks, and logos used in this press release are the trademarks, service marks or logos of their respective owners.

© 2020 Telenav, Inc. All Rights Reserved.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent Telenav’s expectations or beliefs concerning future events. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release include Telenav’s expectations regarding V99’s agreement to acquire Telenav (the “Agreement”), the terms and conditions of the Agreement, and the timing of the closing of the proposed transaction. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the failure to obtain the approval of Telenav’s stockholders, including a majority of the outstanding shares of Telenav’s common stock owned by stockholders other than HP Jin, Samuel Chen and Changbin Wang, and each of their affiliates and other related parties, in connection with the proposed transaction; the failure to consummate or delay in consummating the proposed transaction for other reasons; the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; the effect of the proposed transaction on Telenav’s business and operating results and impact on the trading price of shares of Telenav common stock; the diversion of management time on transaction-related issues. Any forward-looking statement made by Telenav in this press release is based only on information currently available to Telenav and speaks only as of the date on which it is made. Except as required by applicable law or regulation, Telenav does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Telenav and V99. In connection with the proposed transaction, Telenav intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Telenav will mail the definitive proxy statement and a proxy card to each stockholder of Telenav entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Telenav may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF TELENAV ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TELENAV WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TELENAV AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Telenav with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Telenav’s website (https://www.telenav.com/) or by contacting Telenav’s Investor Relations at IR@telenav.com.

Participants in the Solicitation

Telenav and its directors and executive officers, including HP Jin and Samuel Chen, may be deemed to be participants in the solicitation of proxies from Telenav’s stockholders with respect to the proposed transaction. Information about Telenav’s directors and executive officers and their ownership of Telenav’s common stock is set forth in Telenav’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 21, 2020, as amended on October 26, 2020. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

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Contacts

Bishop IR

Mike Bishop

415-894-9633

IR@telenav.com

OR

Joele Frank, Wilkinson Brimmer Katcher

Eric Brielmann / Rose Temple

212-355-4449